Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)

Local Corporation,	Case Number:	8:15-bk-13153 SC
dba Local.Com Corporation,	Operating Report Number:	8
Debtor(s).	For the Month Ending:	1/31/2016

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		19,177,058.45

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		16,054,228.66

3.	BEGINNING BALANCE:		3,122,829.79

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing

	Accounts Receivable - Pre-filing	1,659,326.81

	General Sales
	Other (Specify)
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		1,659,326.81

5.	BALANCE:		4,782,156.60

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	3,689,462.03

	TOTAL DISBURSEMENTS THIS PERIOD:***		3,689,462.03

7.	ENDING BALANCE:		1,092,694.57

8.	General Account Number(s):	XXXXX1477

	Depository Name & Location:	Wells Fargo

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	1/31/2016	Balance on Statement:	$1,092,694.57

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,092,694.57

*	It is acceptable to replace this form with a similar form
**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (Merchant Account)

1.	TOTAL RECEIPTS PER ALL PRIOR MERCHANT ACCOUNT REPORTS	8,439,506.90

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR Merchant ACCOUNT REPORTS	8,439,506.90

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	1,412,753.35

5.	BALANCE:	1,412,753.35

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	1,412,753.35

7.	ENDING BALANCE:	0.00

8.	Merchant Account Number(s):	XXX0049

	Depository Name & Location:	Square 1 Merchant Account

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	0.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7.	ENDING BALANCE:	0.00

8.	PAYROLL Account Number(s):

Depository Name & Location:

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	General Account:	1,092,694.57
	Payroll Account:	0.00
	Tax Account:	0.00
*Other Accounts:	Merchant Account	0.00

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			1,092,694.57

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Fast Pay Partners	Total amount due	2,130,065.96	0	0.00
Hewlett-Packard	Total amount due	25,530.99	0	0.00

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:	133,771.94

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	38,154.64
State Withholding	14,308.71
FICA- Employer’s Share	20,052.89
FICA- Employee’s Share	20,052.89
Federal Unemployment	3,390.98
Sales and Use
Real Property
Other:

TOTAL:	95,960.11	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	100,746.79		0.00
31- 60 days			760.19
61- 90 days			769,140.85
91 - 120 days		68,866.24
Over 120 days		1,017,782.89

TOTAL:	100,746.79	1,086,649.13	769,901.04

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Hartford	3,000,000.00	1/18/2016	Full Paid
Worker’s Compensation	One Beacon	1,000,000.00	4/10/2016	Full Paid
Casualty	Hartford	5,764,000.00	1/18/2016	Full Paid
Vehicle	Hartford	1,000,000.00	1/18/2016	Full Paid
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2015	256,888.91	1,625.00	1-Aug-2015	1,950.00	(325.00)
30-Sep-2015	5,102,390.35	13,000.00	2-Nov-2015	12,675.00	325.00
31-Dec-2015	12,202,146.25	13,000.00	11-Feb-2016	13,000.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		27,625.00		27,625.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Ken Cragun	7/6/2015	31,748.00	31,748.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0	11,937,119

Less: Returns/Discounts
Net Sales/Revenue	0	11,937,119

Cost of Goods Sold:
Beginning Inventory at cost

TAC	0	9,994,600

Less: Ending Inventory at cost

Cost of Goods Sold (COGS)	0	9,994,600

Gross Profit	0	1,942,519

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	31,748	438,316

Payroll - Other Employees	0	2,410,892

Payroll Taxes	2,429	217,964

Benefits	1,910	261,891

Connectivity & Content	0	460,885

Credit Card Fees	0	49,284

Other Taxes (Itemize)		0

Depreciation and Amortization	0	1,442,651

Rent Expense - Real Property	2,402	152,255

Lease Expense - Personal Property	0	28,477

Insurance	1,797	31,160

Real Property Taxes		0

Telephone, Utilities, Office Expense	335	207,775

Repairs and Maintenance	0	33,267

Travel and Entertainment (Itemize)	0	0

Consulting	21,922	133,290

Advertising and Marketing	0	105,775

Miscellaneous Operating Expenses (Itemize)	0.00	0

Total Operating Expenses	62,542	5,973,883

Net Gain/(Loss) from Operations	(62,542)	(4,031,364)

Non-Operating Income:
Interest Income	0	0

Net Gain on Sale of Assets (Itemize)	0	0

Other (Itemize)-Impairment of goodwill and intangbiles	(3,233,732)	(21,723,866)

Total Non-Operating income	(3,233,732)	(21,723,866)

Non-Operating Expenses:
Interest Expense

Legal and Professional (Itemize) - see below	40,397	990,949

Stock Compensation	0	135,288

Other (Itemize)

Total Non-Operating Expenses	40,397	1,126,237

NET INCOME/(LOSS)	(3,336,671)	(26,881,467)

Itemized legal and professional fees:
Winthrop Couchot	—	483,325
Andrews Kurth	14,828	14,828
Baker & McKenzie	25,569	25,569
Robins Kaplan LLP	—	102,406
Siemer & Associates	—	350,821
Haskell & White	—	14,000

Total legal and professional fees	40,397	990,950

(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	1,092,694.57

Restricted Cash	0.00

Accounts Receivable	1,856,550.17

Inventory	0.00

Notes Receivable	0.00

Prepaid Expenses	193,220.12

Other (Itemize)

Total Current Assets		3,142,464.86

Property, Plant, and Equipment	0.00

Accumulated Depreciation/Depletion	0.00

Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
Due from Insiders	0.00

Goodwill	0.00

Intangible Assets	0.00

Deposits	0.00

Other (Itemize)	0.00

Total Other Assets		0.00

TOTAL ASSETS		3,142,464.86

LIABILITIES

Post-petition Liabilities:

Accounts Payable	100,746.79

Taxes Payable	0.00

Notes Payable	0.00

Professional fees	0.00

Secured Debt	0.00

Other (Itemize)

Total Post-petition Liabilities		100,746.79

Pre-petition Liabilities:
Secured Liabilities	0.00

Priority Liabilities	162,082.23

Unsecured Liabilities	26,404,640.72

Deferred Revenue	112,462.00

Total Pre-petition Liabilities		26,679,184.95

TOTAL LIABILITIES		26,779,931.74

EQUITY:
Pre-petition Owners’ Equity	3,244,000.49

Post-petition Profit/(Loss)	(26,881,467.37)

Direct Charges to Equity	0.00

TOTAL EQUITY		(23,637,466.88)

TOTAL LIABILITIES & EQUITY		3,142,464.86

XI. QUESTIONNAIRE

		No	Yes

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization Completed a Section 363 asset sale to Media.net

4.	Describe potential future developments which may have a significant impact on the case: Collecting receivables and looking to make a distribution to unsecured creditors
5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.

I,

Kenneth S. Cragun, Chief Financial Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

2-11-2016
Date	Principal for debtor-in-possession